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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                               September 20, 2000


                                TECO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                        Florida                        1-8180                      59-2052286
             (State of other jurisdiction         (Commission File                (IRS Employer
                   of incorporation)                   Number)                 Identification No.)


                 702 North Franklin Street, Tampa, Florida 33602
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:
                                 (813) 228-4111


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Item 5.  Other Events.

     On September 20, 2000, TECO Energy, Inc. (the "Company") entered into a Purchase Agreement (the "Purchase Agreement") with Banc of America Securities LLC and Salomon Smith Barney Inc. (collectively, the "Underwriters") for the sale to the Underwriters of $200 million principal amount of 7% Remarketable or Redeemable Securities Due 2015 (the "Notes"). The Notes consist of (1) $50 million principal amount of debt securities of the Company registered under the Securities Act of 1933, as amended (the "Act"), on a registration statement (the "Initial Registration Statement") on Form S-3 (File No. 333-60819) and (2) $150 million principal amount of debt securities registered under the Act on a registration statement on Form S-3 (File No. 333-45302), which is a post-effective amendment to the Initial Registration Statement (together, with the Initial Registration Statement, the "Registration Statement"). The Purchase Agreement incorporates terms from an Agency Agreement dated September 20, 2000 (the "Agency Agreement"). Closing of the transaction occurred on September 25, 2000. The Notes were issued and sold pursuant to an Indenture (the "Base Indenture") dated as of August 17, 1998 between the Company and The Bank of New York, as Trustee, as amended and supplemented by the Second Supplemental Indenture thereto (the "Supplemental Indenture"). The Purchase Agreement, the Agency Agreement, the Indenture, the Supplemental Indenture and the Note are exhibits to this Current Report on Form 8-K.

Item 7.  Finance Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

          (1.1) Purchase Agreement, dated September 20, 2000, among TECO Energy, Inc., Banc of America Securities LLC and Salomon Smith Barney Inc.

          (1.2) Agency Agreement, dated September 20, 2000, among TECO Energy, Inc., Banc of America Securities LLC and Salomon Smith Barney Inc. (the "Agency Agreement").

          (4.1) Indenture dated August 17, 1998 between TECO Energy, Inc. and The Bank of New York.

          (4.2) Second Supplemental Indenture dated September 15, 2000 between TECO Energy, Inc. and The Bank of New York.

          (4.3) 7% Remarketable or Redeemable Security Due 2015.

          (5.1) Opinion of Palmer & Dodge LLP regarding validity of the Notes.

          (5.2) Opinion of Ropes & Gray.

          (23.1) Consent of Palmer & Dodge LLP. Included in Exhibit 5.1.

          (23.2) Consent of Ropes & Gray. Included in Exhibit 5.2.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 25, 2000                             TECO ENERGY, INC.



                                               By  /s/ G.L. Gillette
                                                   ----------------------------
                                               G.L. Gillette
                                               Vice President-Finance and Chief
                                               Financial Officer


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                                  EXHIBIT INDEX

          (1.1) Purchase Agreement, dated September 20, 2000, among TECO Energy, Inc., Banc of America Securities LLC and Salomon Smith Barney Inc.

          (1.2) Agency Agreement, dated September 20, 2000, among TECO Energy, Inc., Banc of America Securities LLC and Salomon Smith Barney Inc. (the "Agency Agreement").

          (4.1) Indenture dated August 17, 1998 between TECO Energy, Inc. and The Bank of New York.

          (4.2) Second Supplemental Indenture dated September 20, 2000 between TECO Energy, Inc. and The Bank of New York.

          (4.3) 7% Remarketable or Redeemable Security Due 2015.

          (5.1) Opinion of Palmer & Dodge LLP regarding validity of the Notes.

          (5.2) Opinion of Ropes & Gray.

          (23.1) Consent of Palmer & Dodge LLP. Included in Exhibit 5.1.

          (23.2) Consent of Ropes & Gray. Included in Exhibit 5.2.